SECOND QUARTER OF FISCAL 2021 FINANCIAL RESULTS Exhibit 99.2

Forward-Looking Statements This presentation includes certain statements that are “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business and which may have a negative impact on our consolidated results of operations, financial position, cash flows and liquidity; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and, specifically, on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase or financed receivable agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other regulatory standards in the various jurisdictions in which our products are produced, used and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt. These and other risks and uncertainties are discussed more fully in our Quarterly Report on Form 10-Q for the quarter ended January 31, 2021 and in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2020. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Overview Second Fiscal Quarter 2021* In the near-term, which we define as the remainder of calendar 2021, we see demand for our products outpacing supply. Our backlog is at record levels and is continuing to grow. To manage this growth, we are strategically investing in our business to increase production capacity while enhancing our quality processes. We believe that THOR, and the RV industry, will continue to expand well after the pandemic officially ends. Bob Martin, President and CEO of THOR Industries NET SALES +36% GROSS PROFIT MARGIN +240 basis points EARNINGS PER SHARE +358% POSITIVE OUTLOOK for long-term growth *All comparisons within this presentation are to the Second Quarter of Fiscal 2020, unless otherwise noted

Quarterly Highlights European 26.9% $0.73 bn NA Motorized 21.2% $0.58 bn NA Towables 50.3% $1.37 bn Other 1.6% $0.04 bn 15.2% Gross Margin $2.38 Diluted EPS North American Independent Dealer Inventory of THOR Products RV Backlog $10.8 billion +276.2% Net Sales $2.73 billion Second Fiscal Quarter 2021 +36% +240 bps +358% * * Includes 700 units of Tiffin products ** ** Includes Tiffin backlog of $553.0 mm at January 31, 2021

Net Sales Net sales increased 36.2% to $2.73 billion in the second quarter of fiscal 2021 compared to the prior-year period, due to increased unit shipments across the business segments and the inclusion of $82.4 million of net sales of Tiffin Group since the December 18, 2020 acquisition date Gross Profit Gross profit increased 61.8% to $414.9 million in the second quarter of fiscal 2021 compared to the prior-year period Gross profit margin improved to 15.2% in the second quarter of fiscal 2021 from 12.8% in the prior-year period, primarily due to the impact of the increase in net motorized and towable RV sales, improved material, overhead and warranty cost percentages, partially offset by higher labor costs due to the current competitive RV labor market conditions in northern Indiana and the negative impact of $4.3 million related to the step-up in assigned value of recently acquired Tiffin Group inventory included in costs of products sold during the current-year period Financial Results Second Quarter of Fiscal 2021

Net Sales Net sales of North American Towable RVs increased 39.6% in the second quarter of fiscal 2021 compared to the prior-year period, driven primarily by an increase in unit shipments Gross Profit Margin Gross profit margin increased 330 basis points in the fiscal second quarter compared to the prior-year period, driven by the impact of the increase in net towable RV sales, reduced sales discounts as well as favorable warranty experience trends, partially offset by an increase in labor costs $5.3 billion in Backlog North American Towable backlog at January 31, 2021 increased approximately 454% compared to January 31, 2020 As of January 31, 2021, dealer inventory levels were well below optimal stocking levels, which has increased dealer orders and THOR's backlog Second Quarter of Fiscal 2021 North American Towable Segment

Net Sales Fiscal 2021 second quarter net sales of North American Motorized RVs increased 67.9% compared to the prior-year period, driven primarily by an increase in unit shipments and the inclusion of $74.6 million of net sales of Tiffin Group since the December 18, 2020 acquisition date Gross Profit Margin Gross profit margin increased 300 basis points in the fiscal second quarter compared to the prior-year period, driven by the impact of the increase in net motorized RV sales, reduced sales discounts as well as favorable warranty experience trends, partially offset by an increase in labor costs and the negative impact of $3.9 million related to the step-up in assigned value of recently acquired Tiffin Group inventory included in costs of products sold during the current-year period $2.9 billion in Backlog North American Motorized backlog at January 31, 2021 increased approximately $2.13 billion, or 272%, compared to January 31, 2020, including $520.8 million of additional motorized backlog from the recently acquired Tiffin Group North American Motorized Segment Second Quarter of Fiscal 2021

Net Sales European RV segment net sales for the fiscal second quarter increased 15.1% from the prior-year period, driven primarily by an increase in the overall net price per unit due to the impact of changes in product mix, an increase in unit shipments and a favorable impact from year-over-year changes in foreign currency exchange rates Second Quarter of Fiscal 2021 Gross Profit Margin Gross profit margin increased by 40 basis points in the fiscal second quarter compared to the prior-year period, primarily due to slight reductions in labor and warranty cost percentages $2.6 billion in Backlog THOR’s European RV backlog at January 31, 2021 increased $1.50 billion, or nearly 132%, compared to January 31, 2020 European Segment

(1) Source: Statistical Surveys, Inc., U.S. and Canada; Calendar Years 2020 and 2019 (2) Source: Recreation Vehicle Industry Association, Calendar Year 2020 (3) Source: The Conference Board, Consumer Confidence Survey®, through December 2020 (4) Tiffin Motorhomes is not included in THOR full-year RV market share data, but is included in "All Others" for all periods presented 2020 Industry Wholesale Shipments by Type (2) Consumer Confidence vs. RV Retail Registrations Full-Year RV Retail Market Share (1)(4) RV Industry Overview North America THOR Forest River Winnebago Grand Design REV Group Gulfstream All Others 2020 Towable 461,495 units 2020 Motorized 52,641 units 2019 Motorized 52,053 units 2019 Towable 408,965 units 38.6% 41.5% 37.0% 44.9% 39.0% 19.8% 8.8% 1.3% 8.0% 1.4% 20.8% 7.4% 13.4% 7.9% 7.5% 37.1% 1.1% 1.5% 15.1% 21.2% 19.7% 7.0%

RV Wholesale Market Trends (Units 000's) Towable RV Wholesale Market Trends (Units 000's) Motorized RV Wholesale Market Trends (Units 000's) Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar year 2021 represents the most recent RVIA "most likely" estimate from their February 2021, Spring 2021 issue of Roadsigns 5-year CAGR: 2.8% 5-year CAGR: 3.6% 5-year CAGR: (2.9)% RV Industry Overview North America

(1) Source: European Caravan Federation; Calendar Years 2020 and 2019; European retail registration data available at www.CIVD.de (2) Source: Statistical Surveys (www.statisticalsurveys.com) European Industry Unit Registrations by Country (1) The Company monitors retail trends in the European RV market as reported by the European Caravan Federation, whose industry data is reported to the public quarterly, typically issued on a one-to-two month lag, continually updated and often impacted by delays in reporting by various countries Industry wholesale shipment data for the European RV market is not available Calendar Year Registrations Full-Year Comparison of New Vehicle Registrations by Continent (Units 000's) (1) (2) RV Industry Overview Europe

Capital Management ($ millions) Cash Priorities Fund opportunistic strategic investments, including acquisitions, to enhance long-term shareholder value Repurchase of shares on a strategic and opportunistic basis, and payment of special dividends as determined by our Board of Directors Reduce our acquisition-related debt obligations Pay our dividend Invest in our businesses Annual FY21 capital expenditures projected to be approximately $150 million reflecting the increased demand for our products in the marketplace which is driving near-term investments in production capacity expansion and reflecting investments in our long-term growth initiatives

INVESTOR RELATIONS CONTACT: Mark Trinske Vice President of Investor Relations mtrinske@thorindustries.com (574) 970-7912